EXHIBIT 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED

FINANCIAL STATEMENTS

ASP Isotopes Inc. (the “Company” or “ASP Isotopes”) acquired the issued share capital of Renergen Limited, a public company incorporated under the laws of the Republic of South Africa (“Renergen”), on January 6, 2025 by issuing new shares of ASP Isotopes common stock to Renergen shareholders at the ratio of 0.09196 shares of ASP Isotopes common stock for each Renergen ordinary share, resulting in ASP Isotopes issuing 14,270,000 new shares of ASP Isotopes common stock to acquire the 155,170,891 Renergen ordinary shares, net of treasury shares, based on the shares in issue at January 2, 2025 (the record date). As a result of the transaction, Renergen became a direct, wholly owned subsidiary of the Company (the “Acquisition”).

The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X, Pro Forma Financial Information, as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses”.

Release No. 33-10786 replaces the existing pro forma adjustment criteria with simplified requirements to depict the accounting for the transaction (“Transaction Accounting Adjustments”) and the option to present the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management’s Adjustments”). The Company has elected not to present Management’s Adjustments and has only presented Transaction Accounting Adjustments in the following unaudited pro forma condensed combined financial information.

The Company and Renergen have different fiscal year ends (December 31 and February 28 (or 29), respectively). As Renergen’s fiscal year end of February 28, 2025 is within one fiscal quarter of the Company’s fiscal year end of December 31, 2024, the pro forma condensed combined statement of income for the year ended December 31, 2024 includes Renergen’s operating results for its respective fiscal year ended February 28, 2025 as permitted by Rule 11-02(c)(3) of Regulation S-X, which allows the combination of financial information for companies if their fiscal years end within one fiscal quarter of each other. To comply with SEC rules and regulations for companies with different fiscal year ends, the pro forma condensed combined financial information has been prepared utilizing periods that differ by less than one fiscal quarter.

The unaudited pro forma condensed combined balance sheet is based on historical balance sheets of the Company and Renergen and has been prepared to reflect the acquisition as if it had been consummated on September 30, 2025. Due to different fiscal year ends, such pro forma information is based upon the historical consolidated balance sheet data of the Company as of September 30, 2025 and Renergen as of August 31, 2025. The pro forma combined statements of operations have been prepared to reflect the acquisition as if it had been consummated on January 1, 2024. The unaudited pro forma condensed combined statement of operations for the fiscal year ended December 31, 2024 combines the Company’s historical consolidated statement of operations for the year then ended with Renergen’s historical consolidated statement of operations for the year ended February 28, 2025. The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2025 combines the Company’s historical consolidated statement of operations for the nine months then ended with Renergen’s historical consolidated statement of operations for the nine months ended August 31, 2025. Revenue and net loss of $0.8 million and $5.0 million, respectively, for Renergen’s three months ended February 28, 2025 is included in both the twelve month period and the nine month period pro forma condensed combined statements of operations.

The pro forma adjustments and allocation of purchase price are preliminary, are based on management’s current estimates of the fair value of the assets to be acquired and liabilities to be assumed, and are based on all available information.

As of the date of the Current Report on Form 8-K to which the following unaudited pro forma condensed combined financial statements are filed as an exhibit (the “Form 8-K”), the Company has not completed the detailed valuation analysis necessary to arrive at final estimates of the fair market value of the assets of Renergen to be acquired and the liabilities to be assumed and the related allocations of purchase price, nor has it identified all adjustments necessary to conform Renergen’s accounting policies to the Company’s accounting policies. Based on the information currently available, the Company has made certain adjustments to the historical book values of the assets and liabilities of Renergen to reflect preliminary estimates of fair values necessary to prepare the unaudited pro forma condensed combined financial information, with the excess of the purchase price over the adjusted historical net assets of Renergen recorded as goodwill. Actual results may differ from unaudited pro forma condensed combined financial information provided herein once the Company has determined the final purchase price for Renergen, has completed the valuation analysis necessary to finalize the required purchase price allocations and has identified any additional conforming accounting policy changes for Renergen. There can be no assurance that such finalization will not result in material changes.

1

Assumptions and estimates underlying the unaudited pro forma adjustments set forth in the unaudited pro forma condensed combined financial statements are described in the accompanying notes. The unaudited pro forma adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed combined financial statements and are subject to change as additional information becomes available and analyses are performed. The unaudited pro forma condensed combined financial statements should be read in conjunction with the Company’s historical consolidated financial statements contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 filed with the SEC and the historical combined financial statements of Renergen and accompanying notes filed as exhibits to the Form 8-K.

The following unaudited pro forma condensed combined financial statements gives effect to the Acquisition, which includes adjustments for the following:

•

the conversion of Renergen’s historical financial statements from South African rand (ZAR) to U.S. Dollars using the period-end rate at August 31, 2025 of $0.0567 per ZAR for the unaudited condensed combined pro forma balance sheet and the weighted average of the monthly average rates during the nine months ended August 31, 2025 of $0.0549 per ZAR for the unaudited condensed combined pro forma statement of income;

•	certain adjustments to reflect Renergen’s historical financial information on a U.S. GAAP basis;
•	certain reclassifications to conform Renergen’s historical financial statement presentation to the Company’s presentation;
•	the shares of the Company’s common stock to be issued in connection with the Acquisition, valued at $92.9 million as of January 6, 2026; and
•	non-recurring transaction costs in connection with the Acquisition.

The estimated income tax rate applied to the pro forma adjustments is 21%. The estimated pro forma blended statutory rate, and all other tax amounts are stated at their historical amounts as the combined company’s overall effective tax rate has not yet been determined. The pro forma condensed combined provision for income taxes does not necessarily reflect the amounts that would have resulted had the Company and Renergen filed consolidated income tax returns for the periods presented.

Valuations of the Company’s intangible assets are expected to be finalized no later than one year from the date of acquisition. Any value assigned to these assets will represent a reclassification from the goodwill asset recorded in our preliminary purchase price allocation. Any reclassification recorded could result in further adjustments to pro forma combined financial statements, including but not limited to adjustments to amortization expense, deferred tax liabilities and income tax expense.

The following unaudited pro forma condensed combined financial statements are provided for illustrative purposes only and are based on available information and assumptions that the Company believes are reasonable. They do not purport to represent what the actual consolidated results of operations or the consolidated financial position of the Company would have been had the Acquisition and related financing transactions occurred on the dates indicated, or on any other date, nor are they necessarily indicative of the Company’s future consolidated results of operations or consolidated financial position after the Acquisition and related financing transactions. The Company’s actual financial position and results of operations after the Acquisition will differ, perhaps significantly, from the pro forma amounts reflected herein due to a variety of factors, including access to additional information, changes in value not currently identified and changes in operating results of the Company and Renergen following the date of the unaudited pro forma condensed combined financial statements.

2

The unaudited pro forma condensed combined statement of operations does not include costs that may result from integration activities. The Company has not identified any Acquisition contingencies where the related asset, liability, or impairment is probable and the amount of the asset, liability or impairment can be reasonably estimated. Prior to the end of the purchase price allocation period, not to exceed one year from the acquisition date, if information becomes available that would indicate it is probable that such events have occurred and the amounts can be reasonably estimated, such items will be included in the purchase price.

This information should be read in conjunction with:

•	accompanying notes to the unaudited pro forma condensed combined financial statements;
•

separate unaudited historical consolidated financial statements of the Company as of and for the three and nine-month periods ended September 30, 2025 included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025;

•

separate audited historical consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2024 included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024;

•	separate audited historical financial statements of Renergen as of and for year ended February 28, 2025, previously filed with the SEC on the Company’s Current Report on Form 8-K; and
•	separate unaudited historical financial statements of Renergen as of and for six-month period ended August 31, 2025, included elsewhere in this Form 8-K.

3

Unaudited Pro Forma Condensed Combined Balance Sheet

	ASP Isotopes Inc. September 30, 2025	Renergen August 31, 2025 Adjusted (Note 2)	ProForma Adjustments (Note 3)		Pro Forma
ASSETS:
Current assets:
Cash and cash equivalents	$113,942,156	$9,240,717	$—		$123,182,873
Accounts receivable	17,425,680	586,017	—		18,011,697
Inventory	1,371,738	56,046	—		1,427,784
Prepaid expenses and other current assets	10,099,525	1,381,314	—		11,480,839
Restricted cash	—	4,137,366	—		4,137,366
Lease receivable - current	16,733	394,871	—		411,604
Note receivable	31,189,144	—	(31,189,144	)(J)	—

Total current assets	174,044,976	15,796,331	(31,189,144)		158,652,163
Property, plant and equipment, net	30,930,235	114,977,063	—		145,907,298
Operating lease right-of-use lease assets	971,658	513,650	—		1,485,308
Deferred tax assets	68,008	10,579,698	—		10,647,706
Goodwill	6,849,119	—	43,270,442	(A)	50,119,561
Other noncurrent assets	5,102,480	—	—		5,102,480
Intangible assets	1,190,562	6,435,928	—		7,626,490
Restricted cash	—	1,436,849	—		1,436,849
Lease receivable - noncurrent	410,223	1,928,115	—		2,338,338
Equity method investments	1,322,900	—	—		1,322,900
Other investments	5,000,000	—	—		5,000,000

Total assets	$225,890,161	$151,667,634	$12,081,298		$389,639,093

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Current liabilities:			—
Accounts payable	$3,424,698	$1,942,849	$2,377,362	(B,F)	$7,744,909
Accrued expenses	3,655,761	3,165,885	—		6,821,646
Debt - current	12,401,279	84,029,298	(31,466,789	)(J)	64,963,788
Finance lease liabilities - current	166,459	—	—		166,459
Operating lease liabilities - current	468,569	124,559	—		593,128
Deferred revenue	882,000	—	—		882,000
Other current liabilities	3,666,092	—	—		3,666,092
Share liability	220,635	—	—		220,635
Due to related parties	3,438,275		—		3,438,275

Total current liabilities	28,323,768	89,262,591	(29,089,427)		88,496,932
Convertible notes payable, at fair value	97,975,479	—	—		97,975,479
Debt - noncurrent	1,534,686	3,204,250	—		4,738,936
Finance lease liabilities- noncurrent	492,103	—	—		492,103
Operating lease liabilities—noncurrent	617,988	498,066	—		1,116,054
Environmental remediation liability	—	2,636,594	—		2,636,594
Deferred revenue	—	819,154	—		819,154
Deferred tax liability	307,807		—		307,807
Other noncurrent liabilities	34,353	—	—		34,353

Total liabilities	129,286,184	96,420,655	(29,089,427)		196,617,412

Stockholders’ equity:
Preferred stock	—	—	—		—
Common stock	933,766	—	142,700	(C)	1,076,466
Additional paid-in capital	224,740,838	68,848,906	23,906,094	(D,E)	317,495,838
Accumulated deficit	(152,555,942)	(20,470,525)	18,124,331	(G)	(154,902,136)
Accumulated other comprehensive income (loss)	949,855		277,645	(J)	1,227,500
Share based payment reserve	—	1,240,887	(1,240,887	)(F)	—
Other reserves	—	39,158	39,158	)(G)	—

Total ASP Isotopes/ Renergen stockholders’ equity	74,068,517	49,658,426	41,170,725		164,897,668

Noncontrolling interests	22,535,460	5,588,553	—		28,124,013

Total stockholders’ equity	96,603,977	55,246,979	41,170,725		193,021,681

Total liabilities and stockholders’ equity	$225,890,161	$151,667,634	$12,081,298		$389,639,093

See accompanying notes to unaudited pro forma condensed combined financial statements.

4

Unaudited Pro Forma Condensed Combined Statement of Operations

	Historical
	ASP Isotopes Inc. Year Ended December 31, 2024	Renergen Year Ended February 28, 2025	ProForma Adjustments Notes (Note3)		Pro Forma
Revenue:
Product revenue	$3,944,226	$2,851,330	$—		$6,795,556
Collaboration revenue	200,000	—	—		200,000

Total revenue	4,144,226	2,851,330	—		6,995,556

Cost of goods sold	2,544,614	4,386,615	—		6,931,229

Gross profit (loss)	1,599,612	(1,535,285)	—		64,327

Operating expenses:
Research and development	3,138,978	—	—		3,138,978
Selling, general and administrative	24,814,288	10,767,568	514,924	(B,H)	36,096,780

Total operating expenses	27,953,266	10,767,568	514,924		39,235,758

Loss from operations	(26,353,654)	(12,302,853)	(514,924)		(39,171,431)
Other income (expenses):
Foreign exchange transaction gain	69,865	(1,983,303)	—		(1,913,438)
Other operating income	—	12,420	—		12,420
Change in fair value of share liability	(132,273)	(170,435)	—		(302,708)
Change in fair value of convertible notes payable	(6,875,041)	—	—		(6,875,041)
Interest expense	(258,867)	(4,438,375)	—		(4,697,242)
Interest income	1,238,691	590,040	—		1,828,731

Total other expense	(5,957,625)	(5,989,653)	—		(11,947,278)

Loss before income tax	(32,311,279)	(18,292,506)	(514,924)		(51,118,709)
Income tax benefit (expense)	(111,449)	2,798,694	—		2,687,245

Net loss before allocation to noncontrolling interests	(32,422,728)	(15,493,812)	(514,924)		(48,431,464)
Less: Net loss attributable to noncontrolling interests	(89,147)	(591,353)	—		(680,500)

Net loss attributable to ASP Isotopes/Renergen shareholders before deemed dividend from inducement warrant for common stock	$(32,333,581)	$(14,902,459)	$(514,924)		$(47,750,964)

Deemed dividend on inducement warrant to purchase common stock	(2,779,659)	—	—		(2,779,659)

Net loss attributable to ASP Isotopes/Renergen shareholders	$(35,113,240)	$(14,902,459)	$(514,924)		$(50,530,623)

Net loss per common share, basic	$(0.63)	$(0.10)	$—		$(0.72)

Weighted average shares in issue	55,671,805	148,412,000	—		69,941,805

Comprehensive income (loss):
Net loss before allocation to noncontrolling interests	$(32,422,728)	$(15,493,812)	$(514,924)		$(48,431,464)
Foreign currency translation	(1,243,331)	17,399	—		(1,225,932)

Total comprehensive loss before allocation to noncontrolling interests	$(33,666,059)	$(15,476,412)	$(514,924)		$(49,657,396)
Less: Comprehensive (loss) income attributable to noncontrolling interests	(119,417)	(591,353)	—		(710,770)

Comprehensive loss attributable to ASP Isotopes Inc/Renergen.	$(33,546,642)	$(14,885,059)	$(514,924)		$(48,946,626)

See accompanying notes to unaudited pro forma condensed combined financial statements.

5

Unaudited Pro Forma Condensed Combined Statement of Operations

	Historical
	ASP Isotopes Inc. Nine Months Ended September 30, 2025	Renergen Nine Months Ended August 31, 2025	ProForma Adjustments Notes (Note3)			Pro Forma
Revenue:
Product revenue	$3,570,608	$2,403,333		$—		$5,973,941
Construction services revenue	3,618,868	—		—		3,618,868

Total revenue	7,189,476	2,403,333		—		9,592,809

Cost of goods sold	5,867,360	5,021,244		—		10,888,604

Gross profit (loss)	1,322,116	(2,617,911)		—		(1,295,795)

Operating expenses:
Research and development	5,508,227	—		—		5,508,227
Share-based payments expense	—	11,088		(11,088	)(H)	—
Selling, general and administrative	30,701,750	9,255,703		2,345,364	(B),	42,302,817

Total operating expenses	36,209,977	9,266,791		2,334,276		47,811,044

Loss from operations	(34,887,861)	(11,884,702)		(2,334,276)		(49,106,839)
Other income (expense):
Foreign exchange transaction loss	(140,423)	—		1,472,565	(I)	1,332,142
Other income	388,847	1,484,531		(1,472,565	)(I)	400,813
Change in fair value of share liability	(200,138)	—		—		(200,138)
Change in fair value of convertible notes payable	(64,542,295)	—		—		(64,542,295)
Interest expense	(315,010)	(5,931,153)		1,189,144	(J)	(5,057,019)
Interest income	3,282,834	386,009		(1,189,144	)(J)	2,479,699

Total other income (expense)	(61,526,185)	(4,060,613)		—		(65,586,798)

Loss before income tax (expense) benefit	(96,414,046)	(15,945,315)		(2,334,276)		(114,693,637)
Income tax (expense) benefit	(98,147)	3,317,359		—		3,219,212

Net loss before allocation to noncontrolling interests	(96,512,193)	(12,627,956)		(2,334,276)		(111,474,425)
Less: Net (loss) income attributable to noncontrolling interests	129,132	(485,036)		—		(355,904)

Net loss attributable to ASP Isotopes/Renergen shareholders	$(96,383,061)	$(12,142,920)		$(2,334,276)		$(111,830,329)

Net loss per common share, basic	$(1.27)	$(0.08)	$	N/A		$(1.24)

Weighted average shares in issue	75,985,507	147,591,000		14,270,000		90,255,507

Comprehensive income (loss):
Net loss before allocation to noncontrolling interests	$(96,512,193)	$(12,627,956)		$(2,334,276)		$(111,474,425)
Foreign currency translation	3,152,693	4,501		—		3,157,194

Total comprehensive loss before allocation to noncontrolling interests	$(93,359,500)	$(12,623,455)		$(2,334,276)		$(108,317,231)
Less: Comprehensive (loss) income attributable to noncontrolling interests	150,929	(485,036)		—		(334,107)

Comprehensive loss attributable to ASP Isotopes/Renergen	(93,510,429)	(12,138,419)		(2,334,276)		(107,983,124)

See accompanying notes to unaudited pro forma condensed combined financial statements.

6

ASP Isotopes Inc.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED

FINANCIAL STATEMENTS

Year Ended December 31, 2024 and Nine Months Ended September 30, 2025

1. Basis of Presentation

The accompanying unaudited pro forma condensed combined financial statements are based on the historical financial information of ASP Isotopes Inc. (“ASPI” or “the Company”) and Renergen Limited (“Renergen”) after giving effect to the acquisition of Renergen by the Company using the purchase method of accounting and applying the assumptions and adjustments described in the accompanying notes.

The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2025 and for the year ended December 31, 2024 combines the historical results for the Company for each of the periods presented, and the historical results for Renergen for the nine months ended August 31, 2025 and year ended February 28, 2025 as if the acquisition had occurred as of January 1, 2024.

2. Accounting Policy and Reclassification Adjustments

Renergen’s historical financial statements were prepared in accordance with IFRS as issued by the IASB and presented in South African rand. During the preparation of this pro forma financial information, management performed a preliminary analysis of Renergen’s financial information to identify differences between IFRS as issued by IASB and U.S. GAAP, differences in accounting policies compared to those of the Company, and differences in financial statement presentation compared to the presentation of the Company. The conversion of Renergen’s historical financial statements from South African rand (ZAR) to U.S. Dollars using the period-end rate at August 31, 2025 of $0.0567 per ZAR for the unaudited condensed combined pro forma balance sheet and the weighted average of the monthly average rates during the nine months ended August 31, 2025 of $0.0549 per ZAR for the unaudited condensed combined pro forma statement of income. At the time of preparing the unaudited pro forma combined financial information, other than the adjustments described herein, the Company is not aware of any other material differences.

7

Unaudited Pro Forma Condensed Combined Balance Sheet Adjustments

	Renergen Limited August 31, 2025 IFRS ZAR(R)		Presentation (Adjustments and Reclassifications)		Renergen Limited August 31, 2025 Adjusted in US GAAP ZAR(R)		Renergen Limited August 31, 2025 Adjusted in US GAAP USD($)
CURRENT ASSETS:

Cash and cash equivalents	R	163,064,000	R		R	163,064,000	$9,240,717
Trade and other receivables		34,716,000		(34,716,000)		-
Accounts receivables		-		(10,341,000)		10,341,000	586,017
Inventory		989,000				989,000	56,046
Prepaid expenses and other current assets		-		24,375,000		24,375,000	1,381,313
Restricted cash		73,009,000				73,009,000	4,137,367
Lease receivable - current		-		6,968,000		6,968,000	394,871
Finance lease receivables		6,968,000		(6,968,000)		-	-
Total current assets		278,746,000		-		278,746,000	15,796,331

NON-CURRENT ASSETS:
Property, plant and equipment, net		2,037,978,000		(9,064,000)		2,028,914,000	114,977,063
Operating lease right-of-use lease assets		-		9,064,000		9,064,000	513,650
Deferred tax assets		186,692,000				186,692,000	10,579,698
Intangible assets		113,570,000				113,570,000	6,435,928
Restricted cash		25,355,000				25,355,000	1,436,849
Lease receivable - noncurrent				34,024,000		34,024,000	1,928,115
Finance lease receivables		34,024,000		(34,024,000)		-	-
Total assets	R	2,676,365,000	R	-	R	2,676,365,000	$151,667,635

EQUITY AND LIABILITIES
CURRENT LIABILITIES:
Accounts payable	R	-	R	34,284,000	R	34,284,000	$1,942,849
Accrued expenses		-		55,866,000		55,866,000	3,165,885
Operating lease liabilities - current		-		2,198,000		2,198,000	124,559
Borrowings / Debt - current		1,482,802,000				1,482,802,000	84,029,298
Trade and other payables		90,150,000		(90,150,000)		-	-
Lease liabilities		2,198,000		(2,198,000)			-
Total current liabilities		1,575,150,000		-		1,575,150,000	89,262,591

NON-CURRENT LIABILITIES:
Operating lease liabilities—noncurrent		-		8,789,000		8,789,000	498,066
Borrowings / Debt - noncurrent		56,543,000		-		56,543,000	3,204,250
Lease liabilities		8,789,000		(8,789,000)		-	-
Deferred revenue		14,455,000				14,455,000	819,154
Provisions		46,526,000				46,526,000	2,636,595
Total liabilities		1,701,463,000		-		1,701,463,000	96,420,656

EQUITY
Stated capital/Additional paid-in capital		1,214,925,000		-		1,214,925,000	68,848,906
Share based payment reserve		21,897,000		-		21,897,000	1,240,887
Other reserves		691,000		-		691,000	39,158
Accumulated (loss)/profit		(361,228,000)		-		361,228,000)	(20,470,525)
Total Renergen stockholders’ equity		876,285,000				876,285,000	49,658,426
Non-controlling interest		98,617,000				98,617,000	5,588,553
Total stockholders’ equity		974,902,000				974,902,000	55,246,979
Total liabilities and stockholders' equity	R	2,676,365,000	R		R	2,676,365,000	$151,667,635

8

Unaudited Pro Forma Condensed Combined Statement of Operations Adjustments

	Renergen Limited Year Ended February 28, 2025 IFRS ZAR(R)	Renergen Limited Year Ended February 28, 2025 IFRS (USD)	Presentation (Adjustments and Reclassifications)	Renergen Limited Year Ended February 28, 2025 Adjusted in US GAAP USD($)
Product Revenue	$52,113,000	$2,851,330	$-	$2,851,330
Total Revenue	52,113,000	2,851,330	-	2,851,330
Cost of goods sold	80,173,000	4,386,615	-	4,386,615
Gross profit	(28,060,000)	(1,535,285)	-	(1,535,285)

Operating expenses
Selling, general and administrative	196,796,000	10,767,568	-	10,767,568
Total operating expenses	196,796,000	10,767,568	-	10,767,568
Loss from operations	(224,856,000)	(12,302,853)	-	(12,302,853)
Other income (expenses)
Foreign exchange transaction gain	-	-	(1,983,303)	(1,983,303)
Other operating income	227,000	12,420	-	12,420
Change in fair value of share liability	(3,115,000)	(170,435)	-	(170,435)
Change in FV of convertible note payable	-	-	-	-
Interest expense	(81,119,000)	(4,438,375)	-	(4,438,375)
Interest income	10,784,000	590,040	-	590,040
Total other expense	(73,223,000)	(4,006,350)	(1,983,303)	(5,989,653)
Loss before income tax	(298,079,000)	(16,309,203)	(1,983,303)	(18,292,506)
Income tax expense	(51,151,000)	(2,798,694)	-	(2,798,694)
Net loss before allocation to noncontrolling interests	(246,928,000)	(13,510,509)	(1,983,303)	(15,493,812)
Less: Net income (loss) attributable to noncontrolling interests	(10,808,000)	(591,353)	-	(591,353)
Net loss attributable to Renergen shareholders	$(236,120,000)	$(12,919,156)	$(1,983,303)	$(14,902,459)

Comprehensive loss
Net loss before allocation to noncontrolling interests	$(246,928,000)	$(13,510,509)	$(1,983,303)	$(15,493,812)
Foreign currency translation	318,000	17,399	-	17,399
Total comprehensive loss before allocation to noncontrolling interests	(246,610,000)	(13,493,110)	(1,983,303)	(15,476,413)
Less: Comprehensive (loss) income attributable to noncontrolling interests	(10,808,000)	(591,353)	-	(591,353)
Comprehensive loss attributable to Renergen.	(235,802,000)	(12,901,757)	(1,983,303)	(14,885,060)
Loss per share (Basic and diluted)	(1.59)	(0.09)	-	(0.10)

9

Unaudited Pro Forma Condensed Combined Statement of Operations Adjustments

	Renergen Limited Nine Months Ended August 31, 2025 IFRS ZAR(R)		Renergen Limited Nine Months Ended August 31, 2025 IFRS (USD)	Presentation (Adjustments and Reclassifications)	Renergen Limited Nine Months Ended August 31, 2025 Adjusted in US GAAP USD($)
Product Revenue	R	43,782,000	$2,403,333	$-	$2,403,333
Total Revenue		43,782,000	2,403,333	-	2,403,333
Cost of goods sold		91,473,000	5,021,244	-	5,021,244
Gross profit		(47,691,000)	(2,617,911)	-	(2,617,911)

Operating expenses
Share-based payments expense		202,000	11,088		11,088
Selling, general and administrative		168,613,000	9,255,703	-	9,255,703
Total operating expenses		168,815,000	9,266,791	-	9,266,791
Loss from operations		(216,506,000)	(11,884,702)	-	(11,884,702)
Other income (expenses)

Other operating income		27,044,000	1,484,531	-	1,484,531

Interest expense		(108,049,000)	(5,931,153)	-	(5,931,153)
Interest income		7,032,000	386,009	-	386,009
Total other expense		(73,973,000)	(4,060,613)	-	(4,060,613)
Loss before income tax		(290,479,000)	(15,945,315)	-	(15,945,315)
Income tax benefit		60,433,000	3,317,359	-	(3,317,359)
Net loss before allocation to noncontrolling interests		(230,046,000)	(12,627,956)	-	(12,627,956)
Less: Net income (loss) attributable to noncontrolling interests		(8,836,000)	(485,036)	-	(485,036)
Net loss attributable to Renergen shareholders	R	(221,210,000)	$(12,142,920)	$-	$(12,142,920)

Comprehensive loss
Net loss before allocation to noncontrolling interests	R	(230,046,000)	$(12,627,956)	$-	$(12,627,956)
Foreign currency translation		82,000	4,502	-	4,502
Total comprehensive loss before allocation to noncontrolling interests		(229,964,000)	(12,623,454)	-	(12,623,454)
Less: Comprehensive (loss) income attributable to noncontrolling interests		(8,836,000)	(485,036)	-	(485,036)
Comprehensive loss attributable to Renergen.	R	(221,128,000)	$(12,138,418)	-	$(12,138,418)
Loss per share (Basic and diluted)	R	(1.56)	$(0.08)	-	$(0.08)

10

3. Pro Forma Adjustments

The following pro forma adjustments are included in the unaudited pro forma condensed combined statements of operations:

(A)	Goodwill is measured as the excess of the purchase price over the fair value of net assets acquired from Renergen.

(B)

The Company estimates that it will incur further direct transaction costs, which will be charged to operating expenses in the period incurred. This amount is a preliminary estimate and is therefore subject to change. There can be no assurance that the Company will not incur additional costs in subsequent quarters associated with the proposed acquisition.

(C)	Reflects the issuance of shares of the Company’s common stock to former Renergen shareholders at par value, at January 6, 2026. Total number issued of 14,270,000 at par value of $0.01 per share.

(D)

Reflects the issuance of shares of the Company’s common stock to former Renergen shareholders at the price above the par value, at January 6, 2026. A total of $92,755,000 for 14,270,000 shares (issued at $6.50 per share).

(E)	Renergen’s current issued share capital. As part of ASC805 business combinations, the entire share capital of Renergen amounting to $68,848,906 will be exchanged for the Company’s shares.

(F)	Represents the shares and share options held by various Renergen personnel. As part of the transaction, they will be settled in cash.

(G)	Reflects other reserves that will be replaced by the Company’s common stock in line with ASC805.

(H)	Reflects the total adjustment to stock based compensation expense as a result of settling the reserve in equity on Renergen’s balance sheet.

(I)	Reclassification to conform Renergen’s historical financial statement presentation to the Company’s presentation.

(J)

The transfer of funds and the related accrued and unpaid interest per the Exclusivity Agreement entered into on March 31, 2025, and amended on May 18, 2025 and the Loan Agreement entered into on May 19, 2025 between the Company and Renergen have been eliminated in the combined pro forma as this would constitute an inter-company transaction following the acquisition of all of Renergen’s common stock.

11